Exhibit 99.1

MEI Pharma Highlights Recommendation by Leading Independent Proxy Advisory Firm ISS to

Vote “FOR” Pending Transaction with Infinity Pharmaceuticals

Affirms Value Creating Potential of Proposed Transaction with Infinity Pharmaceuticals

Highlights Shareholder Opportunity to Participate in Upside Potential of Diversified Combined

Pipeline of Three Clinical-Stage Development Programs

SAN DIEGO, July 5, 2023 – MEI Pharma, Inc. (NASDAQ: MEIP) (the “Company”) today announced that leading independent proxy advisory firm Institutional Shareholder Services (“ISS”) has recommended that MEI Pharma shareholders vote “FOR” the Company’s pending transaction with Infinity Pharmaceuticals, Inc. (Nasdaq: INFI) (“Infinity”) in connection with the upcoming special meeting on July 14, 2023.

MEI issued the following statement in response to the report:

We are pleased that ISS supports our Board’s recommendation to vote FOR the Infinity transaction. The transaction provides our shareholders the opportunity to participate in the upside potential of a combined company that is well capitalized and positioned to advance a diversified pipeline of three clinical-stage development programs.

In making its recommendation, ISS agrees with our Board’s recommendation that a vote FOR the transaction is a vote FOR:

•	Creating a diversified pipeline of three clinical-stage development programs that have the potential, in combination with current therapies, to overcome known resistance mechanisms.

•

Providing potential opportunities for near-term value creation from upcoming data. We expect to generate key clinical data from the combined company’s pipeline programs over approximately the next 6-24 months, including clinical data from MEI’s two programs by around year-end.

•	Benefiting from the clinical development and regulatory expertise of the MEI and Infinity teams in developing pharmaceutical products to treat cancer.

With Infinity, we will be well positioned to create value for shareholders and deliver improved therapeutic options for patients.

The MEI Board encourages MEI shareholders to follow ISS’ recommendation and vote today FOR the transaction with Infinity Pharmaceuticals.

YOUR VOTE IS IMPORTANT!

VOTE “FOR” THE TRANSACTION WITH INFINITY PHARMACEUTICALS TODAY

In connection with the special meeting on July 14, 2023, MEI has mailed a letter to shareholders encouraging MEI shareholders to follow ISS’ recommendation and vote today FOR the transaction with Infinity Pharmaceuticals. All shareholders of record as of the close of business on May 24, 2023 are entitled to vote at the special meeting.

Shareholders who have questions or need assistance voting your shares, please contact Alliance Advisors, MEI’s proxy solicitor:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

+1 (888) 511-2635

Email: MEIP@allianceadvisors.com

Stifel is serving as financial advisor to MEI Pharma and Morgan Lewis is serving as legal counsel.

About MEI Pharma

MEI Pharma, Inc. (Nasdaq: MEIP) is a pharmaceutical company focused on developing potential new therapies for cancer. MEI Pharma’s portfolio of drug candidates includes clinical stage candidates with differentiated mechanisms of action intended to address unmet medical needs and deliver improved benefit to patients, either as standalone treatments or in combination with other therapeutic options. For more information, please visit www.meipharma.com. Follow us on Twitter @MEI_Pharma and on LinkedIn.

Important Information about the Merger and Where to Find It

This communication relates to a proposed transaction between Infinity and the Company. In connection with the proposed merger, the Company filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of the Company and Infinity (the “Joint Proxy Statement/Prospectus) that also constitutes a prospectus of the Company. The registration statement on Form S-4 was declared effective by the SEC on June 6, 2023. the Company and Infinity have each filed and mailed the Joint Proxy Statement/Prospectus to their respective shareholders. INVESTORS AND THE COMPANY’S AND INFINITY’S RESPECTIVE SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY EACH OF THE COMPANY AND INFINITY WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. Investors and shareholders may obtain a free copy of the Joint Proxy Statement/Prospectus and other documents containing important information about the Company and Infinity from the SEC’s website at www.sec.gov. the

Company and Infinity make available free of charge at www.meipharma.com and www.infi.com, respectively (in the “Investors” and “Investors/Media” sections, respectively), copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

The Company, Infinity and their respective directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and Infinity in connection with the proposed merger. Securityholders may obtain information regarding the names, affiliations and interests of the Company’s and Infinity’s directors and executive officers in the Joint Proxy Statement/Prospectus which may be obtained free of charge from the SEC’s website at www.sec.gov, the Company’s investor website at https://www.meipharma.com/investors and Infinity’s investor website at https://investors.infi.com/.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this communication may be considered forward-looking statements within the meaning of the federal securities law. Such statements are based upon current plans, estimates and expectations of the management of the Company and Infinity that are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “continue,” “target,” “contemplate,” “estimate,” “forecast,” “guidance,” “predict,” “possible,” “potential,” “pursue,” “likely,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than historical facts, including statements regarding: the expected timing of the closing of the proposed merger; the ability of the parties to complete the proposed merger considering the various closing conditions; the expected benefits of the proposed merger, including estimations of anticipated cost savings and cash runway; the competitive ability and position of the combined company; the potential, safety, efficacy, and regulatory and clinical progress of the combined company’s product candidates, including the anticipated timing for initiation of clinical trials and release of clinical trial data and the expectations surrounding potential regulatory submissions, approvals and timing thereof; the sufficiency of the combined company’s cash, cash equivalents and short-term investments to fund operations; and any assumptions underlying any of the foregoing, are forward-looking statements. Important factors that could cause actual results to differ materially from the Company’s and Infinity’s plans, estimates or expectations could include, but are not limited to: (i) the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s and Infinity’s businesses and the price of their respective securities; (ii) uncertainties as to the timing of the consummation of the proposed merger and the potential failure to satisfy the conditions to the consummation of the proposed merger, including obtaining shareholder and regulatory approvals; (iii) the proposed merger may involve unexpected costs, liabilities or delays; (iv) the effect of the announcement, pendency or completion of the proposed merger on the ability of the Company or Infinity to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company or Infinity does business, or on the Company’s or Infinity’s operating results and business generally; (v) the Company’s or Infinity’s respective businesses may suffer as a result of uncertainty surrounding the proposed merger and disruption of management’s attention due to the proposed merger; (vi) the outcome of any legal proceedings related to the proposed merger or otherwise, or the impact of the proposed merger thereupon; (vii) the Company or Infinity may be adversely affected by other economic, business, and/or competitive factors; (viii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement and the proposed merger; (ix) restrictions during the pendency of the proposed merger that may impact the Company’s or Infinity’s ability to pursue certain business opportunities or strategic transactions; (x) the risk that the Company or Infinity may be unable to obtain governmental and regulatory approvals required for the proposed merger, or that required governmental and regulatory approvals may delay the consummation of the proposed merger or result in the imposition of conditions that could reduce the anticipated benefits from the proposed merger or cause the parties to abandon the proposed merger; (xi) risks that the anticipated benefits of the proposed merger or other commercial opportunities may otherwise not be fully realized or may take longer to realize than expected; (xii) the impact of legislative, regulatory, economic, competitive and technological changes; (xiii) risks relating to the value of the Company shares to be issued in the proposed merger; (xiv) the risk that integration of the proposed merger post-closing may not occur as anticipated or the combined company may not be able to achieve the benefits expected from the proposed merger, as well as the risk of potential delays, challenges and expenses associated with integrating the combined company’s existing businesses; (xv) exposure to inflation, currency rate and interest rate fluctuations, as well as fluctuations in the market price of the Company’s and Infinity’s traded securities; (xvi) the impact of the COVID-19 pandemic on the Company’s and Infinity’s industry and individual companies, including on counterparties, the supply chain, the execution of clinical development programs, access to financing and the allocation of government resources; (xvii) final data from pre-clinical studies and completed clinical trials may differ materially from reported interim data from ongoing studies and trials; (xviii) costs and delays in the development and/or U.S. Food and Drug Administration (“FDA”) approval, or the failure to obtain such approval, of the combined company’s product candidates; (xix) regulatory authorities may not agree with the design or results of clinical studies and as a result future clinical studies may be subject to holds; (xx) uncertainties or differences in interpretation in clinical trial results; (xxi) the combined company’s inability to maintain or enter into, and the risks resulting from dependence upon, collaboration or contractual arrangements necessary for the development, manufacture, commercialization, marketing, sales and distribution of any product candidates; and (xxii) the ability of the Company or Infinity to protect and enforce intellectual property rights; and (xxiii) the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s and Infinity’s response to any of the aforementioned factors. Additional factors that may affect the future results of the Company and Infinity are set forth in their respective filings with the United States Securities and Exchange Commission (the “SEC”), including the section entitled “Risk Factors” in the Registration Statement on Form S-4 that was declared effective by the SEC on June 6, 2023 and each of the Company’s and Infinity’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. See in particular the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2022 in Part I, Item 1A, “Risk Factors,” and Infinity’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, in Part I, Item 1A, “Risk Factors.” The risks and uncertainties described above and in the SEC filings cited above are not exclusive and further information concerning the Company and Infinity and their respective businesses, including factors that potentially could materially affect their respective businesses, financial conditions or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Any such forward-looking statements represent management’s reasonable estimates and beliefs as of the date of this filing. While the Company and Infinity may elect to update such forward-looking statements at some point in the future, they disclaim any obligation to do so, other than as may be required by law, even if subsequent events cause their views to change.

Contacts

David A. Walsey

858-369-7104

investor@meipharma.com

Joele Frank, Wilkinson Brimmer Katcher

Dan Katcher / Aaron Palash

212-355-4449

MEIP-jf@joelefrank.com